COLUMBIA FUNDS SERIES TRUST

Columbia Multi-Advisor International Equity Fund

Supplement dated July 2, 2009

to the Prospectuses dated July 1, 2009

Effective at the open of business on July 8, 2009 (the “Effective Date”), Causeway Capital Management LLC (“Causeway”) will no longer serve as a sub-advisor to Columbia Multi-Advisor International Equity Fund (the “Fund”). On the Effective Date, Columbia Management Advisors, LLC (the “Advisor”) will assume day-to-day management responsibility for the portion of the Fund’s assets currently sub-advised by Causeway using the investment style described below under “Principal Investment Strategies.” Marsico Capital Management, LLC (“Marsico”) will continue to manage approximately one-half of the Fund’s assets pursuant to the investment style described in the Fund’s prospectuses.

As of the Effective Date, the section entitled “Principal Investment Strategies” is replaced in its entirety with the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of established companies located in at least three countries other than the United States, including emerging market countries. The Fund invests in companies that are believed to have the potential for growth or to be undervalued.

The Fund may invest in mutual funds managed by the Advisor or an affiliate, third-party advised mutual funds, foreign investment funds or trusts, convertible securities, real estate investment trusts and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The Advisor has engaged Marsico Capital Management, LLC (Marsico) to manage a portion of the Fund’s assets (the “Marsico sleeve”) on a day-to-day basis, with the Advisor managing the balance of the Fund’s assets (the “Advisor sleeve”) on a day-to-day basis. The Advisor also retains general investment management responsibility for the Fund.

The current targeted allocation to each of the Marsico sleeve and Advisor sleeve is approximately 50% of the Fund’s net assets. Because the investment results of each sleeve may vary, the actual allocation to each sleeve as of any given date may vary from the targeted allocation. The Advisor monitors the allocation of the Fund’s assets and rebalances the allocation between the Advisor sleeve and Marsico sleeve so that the actual allocation does not exceed plus or minus 5% of the targeted allocation.

The investment styles for the Advisor and Marsico are as follows:

The Advisor

The Advisor combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. The Advisor considers, among other factors:

•	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value and a discounted cash flow model.

•	a company’s current operating margins relative to its historic range and future potential.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The Advisor also seeks to manage the Fund’s overall risk exposure by maintaining the targeted industry, geographic and market capitalization sector exposure for the Fund.

Marsico

Marsico combines “top-down” macroeconomic analysis with “bottom-up” stock selection that focuses primarily on investing in securities with earnings growth potential that may not be realized by other investors.

Marsico or the Advisor may sell a security when the security’s price reaches a target set by them; if they believe that there is deterioration in the company’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

As of the Effective Date, the list of Principal Risks in the FUNDimensions box is revised to include the following additional risk: Investing in other funds risk.

As of the Effective Date, the following risk disclosure will be added to the “Principal Risks” section of the Fund’s prospectuses:

•

Investing in Other Funds Risk – The performance of the funds in which the Fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in the funds. In addition, because the expenses and costs of the funds are shared by investors in the underlying fund, redemptions by other investors in the underlying fund could result in decreased economies of scale and increased operating expenses for the underlying funds. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of any underlying fund. If an underlying fund pays fees to the Advisor or its affiliates, this could result in the Advisor having a potential conflict of interest in selecting the underlying funds in which the Fund invests or in determining the percentage of the Fund’s investments allocated to each underlying fund. There are also circumstances in which the Advisor’s fiduciary duties to the Fund may conflict with its fiduciary duties to the underlying funds for which it serves as investment manager

In addition, as of the Effective Date, the following section is added following the discussion of the Advisor under “Management of the Fund – Primary Service Providers” in the Fund’s prospectuses:

Portfolio Managers

Information about the Advisor’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Fred Copper, CFA

Co-manager. Service with the Fund since 2009.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2005. Prior to joining the Advisor, Mr. Copper was a senior vice president with Putnam Investments.

Colin Moore

Co-manager. Service with the Fund since 2009.

Chief Investment Officer of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.

All references to Causeway and the Causeway portfolio managers in this section will be deleted.

Shareholders should retain this Supplement for future reference.

INT-47/19701-0709